UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)	September 14, 2011
AMERITRANS CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)
Delaware	814-00193	52-2102424
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
50 Jericho Quadrangle Jericho, New York		11753
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (212) 355-2449

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 8.01                      Other Events.

On September 14, 2011, Ameritrans Capital Corporation (“Ameritrans”) received gross proceeds of approximately $410,000 from a life insurance policy included in Ameritrans’ life settlement portfolio following the death of the insured individual.   Pursuant to an agreement between Ameritrans and the receiver who had previously administered the life settlement portfolio, Ameritrans paid approximately $82,000 (representing 20%) of the gross proceeds to the receiver.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERITRANS CAPITAL CORPORATION

Date: September 19, 2011	By:	/s/ Michael Feinsod
Name: Michael Feinsod
Title: Chief Executive Officer and President

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